                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 5, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  UNI-MARTS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-11556               25-1311379
------------------------------- ------------------- --------------------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
        incorporation)               File Number)        Identification No.)


                             477 EAST BEAVER AVENUE
                           STATE COLLEGE, PA 16801-5690
                     ----------------------------------------
                     (Address of principal executive offices)


                                  (814) 234-6000
               ----------------------------------------------------
               (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On April 5, 2002, Uni-Marts Inc., a Delaware corporation, announced that it has engaged Trefethen & Company, LLC and Morgan Keegan & Company, Inc. to act as financial advisors to the Company in the exploration and evaluation of strategic alternatives to enhance stockholder value. A copy of the press release is attached as Exhibit 99 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

----------------------- -----------------------------------------------------
EXHIBIT NO.             DESCRIPTION
----------------------- -----------------------------------------------------
         99             Press release dated April 5, 2002
----------------------- -----------------------------------------------------

                                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 5, 2002				UNI-MARTS INC.

                                          By:  /s/ Henry D. Sahakian
                                              ---------------------------------
                                               Name: Henry D. Sahakian
                                               Title: Chairman of the Board

EXHIBIT INDEX

-------------------- --------------------------------------------------------
EXHIBIT NO.          DESCRIPTION
-------------------- --------------------------------------------------------
         99          Press release dated April 5, 2002
-------------------- --------------------------------------------------------